SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of report: October 2, 1998
              Date of earliest event reported: September 24, 1998


                                PFIZER INC.
        (Exact name of registrant as specified in its charter)



     Delaware              1-3619                13-5315170
(State or other       (Commission File        (I.R.S. Employer
 jurisdiction of           Number)           Identification No.)
 incorporation)


          235 East 42nd Street
           New York, New York                           10017
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:
(212) 573-2323


Item 5.  Other Events

      On September 24, 1998 Pfizer Inc. announced that its Board of Directors authorized the Company to purchase up to $5 billion worth of its currently
issued stock.   Pfizer's press release is included as Exhibit 99 and is
incorporated by reference.


Item 7.  Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated September 24, 1998.


SIGNATURE

      Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                 PFIZER INC.



                                 By:  /s/ TERENCE J. GALLAGHER
                                    .............................
                                     Name: Terence J. Gallagher
                                     Title: Vice President-
                                            Corporate Governance
Dated: October 2, 1998

EXHIBIT INDEX

Exhibit No.                          Description

99 Press Release dated September 24, 1998, announcing the Board of Director's authorization for Pfizer Inc. to purchase up to $5 billion of its currently issued stock.